Exhibit 99.CERT(ii)


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Annual Report of Air Test Technology, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, "S" Douglas Henderson, Chief Financial Officer (or the equivalent thereof) of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Repor fairly presents, in all material respects, the financial condition and result of operations of the Company.


                            /s/ "S" Douglas Henderson
                             -------------------------------------
                              "S" Douglas Henderson
                             Chief Financial Officer (or the equivalent thereof) March 10, 2003